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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                          Date of Report: June 1, 2004



                               Simtek Corporation
               (Exact Name of Registrant as Specified in Charter)




          Colorado                     0-19027                    84-1057605
(State or other jurisdiction         (Commission                 (IRS Employer
     of incorporation)              File Number)               Identification #)


              4250 Buckingham Dr. #100, Colorado Springs, CO 80907
                     (Address of Principal Executive Office)



                                 (719) 531-9444
              (Registrant's telephone number, including area code)








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Item 5.  Other Events and Regulation FD Disclosure.

     On May 27, 2004, Simtek Corporation ("Simtek") amended its Amended and Restated Articles of Incorporation to increase the number of authorized shares of Simtek common stock from 80,000,000 to 300,000,000. The amendment was authorized by Simtek' shareholders at Simtek's annual meeting on May 24, 2004. A copy of the Articles of Amendment to Simtek's Amended and Restated Articles of Incorporation is attached hereto as Exhibit 3.1.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

             Exhibit Number    Description
             --------------    -----------

                 3.1 Articles of Amendment to the Amended and Restated Articles of Incorporation of Simtek Corporation






















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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SIMTEK CORPORATION


                                      By: /s/  Douglas M. Mitchell
                                          --------------------------
                                          Douglas M. Mitchell
                                          Chief Executive Officer, President and
                                          Chief Financial Officer (acting)


June 1, 2004

























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                                  EXHIBIT INDEX



Exhibit Number        Description
--------------        -----------

     3.1 Articles of Amendment to the Amended and Restated Articles of Incorporation of Simtek Corporation.






































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